UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2022

(Date of earliest event reported)

Texas Pacific Land Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39804	75-0279735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pacific Avenue, Suite 2900, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

214-969-5530

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2022, Texas Pacific Land Corporation (“TPL” or the “Company”) entered into amended and restated employment agreements with each of Tyler Glover, the Company’s Chief Executive Officer, Chris Steddum, the Company’s Chief Financial Officer, and Micheal W. Dobbs, the Company’s Senior Vice President, General Counsel and Secretary. The new employment agreements replace the previous employment agreements between TPL and each officer.

Glover Agreement

Mr. Glover is the Company’s Chief Executive Officer. On February 8, 2022, the Company and Mr. Glover entered into an Amended and Restated Employment Agreement (the “A&R Glover Employment Agreement”) which replaces the previous employment agreement between the Company and Mr. Glover.

Pursuant to the A&R Glover Employment Agreement, Mr. Glover receives a base salary of $850,000 per annum, subject to annual review, and shall also be eligible for an annual bonus (“Bonus”) based on achievement of specified performance targets as established by the Compensation Committee of the Board of Directors. For 2021, Mr. Glover is eligible for a target annual Bonus of 300% of his base salary (“2021 Bonus”) which shall be paid in cash, provided that 25% of the after-tax amount of the 2021 Bonus may be paid in Common Stock. For years after 2021, Mr. Glover’s target annual Bonus will be at least 100% of his base salary and will be payable in cash. For years after 2021, Mr. Glover will also be eligible to receive annual long-term incentive awards under the 2021 Plan (“LTI Awards”) as determined by the Company, the target amount of which, when added to Mr. Glover’s target Bonus for the year, will be at least 300% of his base salary for the relevant year. The term of the A&R Glover Employment Agreement ends on December 31, 2024, with automatic one (1) year extensions unless notice not to renew is given by either party at least 120 days prior to the relevant end date.

The A&R Glover Agreement provides for payment of severance benefits if Mr. Glover’s employment is terminated by the Company without cause or by Mr. Glover for good reason, provided that Mr. Glover executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid Bonuses, (ii) LTI Award benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata Bonus for the year of termination (if such termination occurs after the first calendar quarter), (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for Mr. Glover and his dependents, and (v) an amount equal to two times the greater of (A) the average of his base salary and Bonus for the preceding three years, or (B) his base salary and target Bonus for the year of termination. If Mr. Glover’s employment is terminated by the Company without cause, by Mr. Glover for good reason, or upon failure of the Company to renew the term of the Agreement, in all such cases, within 24 months following a change in control of the Company as defined in the A&R Glover Agreement, then, in lieu of the amount specified in clause (v), Mr. Glover will be entitled to an amount equal to 2.99 times the greater of (a) the average of his base salary and Bonus for the three years preceding the year in which the change in control occurs, and (b) his base salary and target Bonus for the year in which the change in control occurs. If Mr. Glover’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above. Mr. Glover will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.

The A&R Glover Agreement provides that Mr. Glover will be entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company, as well as in any long-term incentive program established by the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.

The A&R Glover Agreement contains restrictive covenants prohibiting Mr. Glover from disclosing the Company’s confidential information at any time, from competing with the Company in specified counties where the Company does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.

Steddum Agreement

Chris Steddum is the Company’s Chief Financial Officer. On February 8, 2022, the Company and Mr. Steddum entered into an Amended and Restated Employment Agreement (the “A&R Steddum Employment Agreement”). The A&R Steddum Employment Agreement replaces the previous employment agreement between TPL and Mr. Steddum.

Pursuant to the A&R Steddum Employment Agreement, Mr. Steddum receives a base salary of $475,000 per annum, subject to annual review, and shall also be eligible for an annual bonus (“Bonus”) based on achievement of specified performance targets as established by the Compensation Committee of the Board of Directors. For 2021, Mr. Steddum is eligible for a target annual Bonus of 225% of his base salary (“2021 Bonus”) which shall be paid in cash, provided that 25% of the after-tax amount of the 2021 Bonus may be paid in Common Stock. For years after 2021, Mr. Steddum’s target annual Bonus will be at least 90% of his base salary and will be payable in cash. For years after 2021, Mr. Steddum will also be eligible to receive annual LTI Awards as determined by the Company, the target amount of which, when added to Mr. Steddum’s target Bonus for the year, shall be at least 225% of his base salary for the relevant year. The term of the A&R Steddum Employment Agreement ends on December 31, 2024, with automatic one (1) year extensions unless notice not to renew is given by either party at least 120 days prior to the relevant end date.

The A&R Steddum Agreement provides for payment of severance benefits if Mr. Steddum’s employment is terminated by the Company without cause or by Mr. Steddum for good reason, provided that Mr. Steddum executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid Bonuses, (ii) LTI Award benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata Bonus for the year of termination (if such termination occurs after the first calendar quarter), (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for Mr. Steddum and his dependents, and (v) an amount equal to two times the greater of (A) the average of his annualized base salary and Bonus for the preceding three years, or (B) his base salary and target Bonus for the year of termination. If Mr. Steddum’s employment is terminated by the Company without cause, by Mr. Steddum for good reason, or upon failure of the Company to renew the term of the Agreement, in all such cases, within 24 months following a change in control of the Company as defined in the A&R Steddum Agreement, then, in lieu of the amount specified in clause (v), Mr. Steddum will be entitled to an amount equal to 2.99 times the greater of (a) the average of his annualized base salary and Bonus for the three years preceding the year in which the change in control occurs, and (b) his base salary and target Bonus for the year in which the change in control occurs. If Mr. Steddum’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above. Mr. Steddum will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.

The A&R Steddum Agreement provides that Mr. Steddum will be entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company, as well as in any long-term incentive program established by the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.

The A&R Steddum Agreement contains restrictive covenants prohibiting Mr. Steddum from disclosing the Company’s confidential information at any time, from competing with the Company in specified counties where the Company does business during his employment, subject to certain exceptions, and for one year thereafter (or six months thereafter if he terminates his employment voluntarily without good reason), and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.

Dobbs Agreement

Micheal Dobbs is the Company’s Senior Vice President, Secretary and General Counsel. On February 8, 2022, the Company and Mr. Dobbs entered into an Amended and Restated Employment Agreement (the “A&R Dobbs Employment Agreement”). The A&R Dobbs Employment Agreement replaces the previous employment agreement between the Company and Mr. Dobbs.

Pursuant to the A&R Dobbs Employment Agreement, Mr. Dobbs receives a base salary of $400,000 per annum, subject to annual review, and shall also be eligible for an annual bonus (“Bonus”) based on achievement of specified performance targets as established by the Compensation Committee of the Board of Directors. For 2021, Mr. Dobbs is eligible for a target annual Bonus of 100% of his base salary (“2021 Bonus”) which shall be paid in cash, provided that 25% of the after-tax amount of the 2021 Bonus may be paid in Common Stock. For years after 2021, Mr. Dobbs’s target annual Bonus will be at least 75% of his base salary and will be payable in cash. For years after 2021, Mr. Dobbs will also be eligible to receive annual LTI Awards as determined by the Company, with the target amount of such LTI Awards for a year, when added to Mr. Dobbs’s target Bonus for the year, being at least 175% of his base salary for the relevant year. The term of the A&R Dobbs Employment Agreement ends on December 31, 2024, with automatic one (1) year extensions unless notice not to renew is given by either party at least 120 days prior to the relevant end date.

The A&R Dobbs Agreement provides for payment of severance benefits if Mr. Dobbs’s employment is terminated by the Company without cause or by Mr. Dobbs for good reason, provided that Mr. Dobbs executes a general waiver and release of claims and complies with the restrictive covenants described below. The severance benefits include (i) accrued but unpaid Bonuses, (ii) LTI Award benefits to the extent provided for pursuant to the underlying award and plan documents, (iii) a pro rata Bonus for the year of termination (if such termination occurs after the first calendar quarter), (iv) monthly payments for up to 18 months of COBRA premiums for continued group health, dental and vision coverage for Mr. Dobbs and his dependents, and (v) an amount equal to two times the greater of (A) the average of his annualized base salary and Bonus for the preceding three years, or (B) his base salary and target Bonus for the year of termination. If Mr. Dobbs’s employment is terminated by the Company without cause, by the officer for good reason, or upon failure of the Company to renew the term of the Agreement, in all such cases, within 24 months following a change in control of the Company as defined in the A&R Dobbs Agreement, then, in lieu of the amount specified in clause (v), Mr. Dobbs will be entitled to an amount equal to 2.99 times the greater of (a) the average of his annualized base salary and Bonus for the three years preceding the year in which the change in control occurs, and (b) his base salary and target Bonus for the year in which the change in control occurs. If Mr. Dobbs’s employment terminates due to death or disability, he or his estate will be entitled to the benefits described in clauses (i), (ii) and (iii) above. Mr. Dobbs will also be entitled to payment of accrued but unpaid salary, accrued but unused vacation, unsubsidized COBRA benefits, and unreimbursed business expenses, following termination of employment for any reason.

The A&R Dobbs Agreement provides that Mr. Dobbs will be entitled to participate in all benefit plans provided to the Company’s executives of like status from time to time in accordance with the applicable plan, policy or practices of the Company, as well as in any long-term incentive program established by the Company. It also provides for four weeks of annual paid vacation, reimbursement of business expenses, and indemnification rights.

The A&R Dobbs Agreement contains restrictive covenants prohibiting Mr. Dobbs from disclosing the Company’s confidential information at any time, and from soliciting the Company’s clients, suppliers and business partners during his employment and for one year thereafter.

The foregoing descriptions of the A&R Glover Agreement the A&R Steddum Agreement and the A&R Dobbs Agreement are qualified in their entirety by reference to the respective agreements, which are filed herewith as Exhibits 10.1, 10.2 and 10.3.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement between Texas Pacific Land Corporation and Tyler Glover dated February 8, 2022.
10.2	Amended and Restated Employment Agreement between Texas Pacific Land Corporation and Chris Steddum dated February 8, 2022.
10.3	Amended and Restated Employment Agreement between Texas Pacific Land Corporation and Micheal W. Dobbs dated February 8, 2022.
10.4	Form of Restricted Stock Unit Award Agreement.
10.5	Form of RTSR Performance Unit Award Agreement.
10.6	Form of FCF/Share Performance Unit Award Agreement.
104	Cover Page Interactive Data File (embedded within the Incline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Dated: February 14, 2022	By:	/s/ Micheal W. Dobbs
		Name:	Micheal W. Dobbs
		Title:	SVP, General Counsel and Secretary